   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 9, 1998.

                                                      REGISTRATION NO. 333-42689
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                         PRE-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            ------------------------

                        PRECEPT BUSINESS SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                            5112                  75-2487353
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                        No.)

                     1909 WOODALL RODGERS FRWY., SUITE 500
                              DALLAS, TEXAS 75201
                           TELEPHONE: (214) 754-6600
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                                 DAVID L. NEELY
                            CHIEF EXECUTIVE OFFICER
                        PRECEPT BUSINESS SERVICES, INC.
                     1909 WOODALL RODGERS FRWY., SUITE 500
                              DALLAS, TEXAS 75201
                            TELEPHONE (214) 754-6600
           (Name, address, including zip code, and telephone number,
           including area code, of agent for service for registrant)

                            ------------------------

                                   COPIES TO:

          RICHARD F. DAHLSON                          ROBERT BRANTL
        Jackson Walker L.L.P.                  Bressler, Amery & Ross, P.C.
     901 Main Street, Suite 6000                     17 State Street
         Dallas, Texas 75202                     New York, New York 10004
            (214) 953-6000                            (212) 425-9300

                            ------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:

  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. /X/

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Pre-Effective Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-42689) (the "Registration Statement") of Precept Business Services, Inc. (the "Company") originally filed with the Securities and Exchange Commission (the "Commission") on December 19, 1997, reflects amendments to the Signature Page contained in Part 2 of Pre-Effective Amendment No. 2 to the Registration Statement filed with the Commission on February 9, 1998 ("Pre-Effective Amendment No. 2"). Accordingly, the Signature Page of Pre-Effective Amendment No. 2 is hereby amended to read in its entirety as set forth on the following page.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registrant's registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 9th day of February, 1998.


                                PRECEPT BUSINESS SERVICES, INC.

                                By:              /s/ DAVID L. NEELY
                                     -----------------------------------------
                                                  David L. Neely,
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following directors and officers of Precept Business Services, Inc., in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *                 Director and Chairman of
------------------------------    the Executive Committee    February 9, 1998
        Darwin Deason             of the Board

      /s/ DAVID L. NEELY        Chairman and Chief
------------------------------    Executive Officer and      February 9, 1998
        David L. Neely            Director

              *                 President & Chief
------------------------------    Operating Officer and      February 9, 1998
      Douglas R. Deason           Director

              *                 Executive Vice President,
------------------------------    Chief Administrative       February 9, 1998
        Glenn R. Smith            Officer and Director

                                Senior Vice President and
              *                   Chief Financial Officer
------------------------------    (Principal Accounting      February 9, 1998
       Scott B. Walker            Officer)



*By:     /s/ DAVID L. NEELY
      -------------------------
           David L. Neely
          ATTORNEY-IN-FACT

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registrant's registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 9th day of February, 1998.



                                PRECEPT BUSINESS SERVICES, INC.

                                By:              /s/ DAVID L. NEELY
                                     -----------------------------------------
                                                  David L. Neely,
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER



    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following directors and officers of Precept Business Services, Inc., in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *                 Director and Chairman of
------------------------------    the Executive Committee    February 9, 1998
        Darwin Deason             of the Board

      /s/ DAVID L. NEELY        Chairman and Chief
------------------------------    Executive Officer and      February 9, 1998
        David L. Neely            Director

              *                 President & Chief
------------------------------    Operating Officer and      February 9, 1998
      Douglas R. Deason           Director

              *                 Executive Vice President,
------------------------------    Chief Administrative       February 9, 1998
        Glenn R. Smith            Officer and Director

                                Senior Vice President and
              *                   Chief Financial Officer
------------------------------    (Principal Accounting      February 9, 1998
       Scott B. Walker            Officer)




*By:     /s/ DAVID L. NEELY
      -------------------------
           David L. Neely
          ATTORNEY-IN-FACT


                                      II-4